Exhibit 99.1

                   DRESSER INDUSTRIES LETTERHEAD

                                          Donald R. Galletly (214/740-6757)

    January 21, 1994                                  FOR IMMEDIATE RELEASE


                              Dresser Industries
                          Merger with Baroid Completed



    DALLAS, TEXAS ... Dresser Industries, Inc. (NYSE: DI) announced today that the merger with Baroid Corporation became effective today at 11
    a.m.  EDT.    Baroid is  now  a  wholly  owned  subsidiary  of  Dresser
    Industries.

              Headquartered in Dallas, Dresser is a leading supplier of highly engineered products and services utilized in hydrocarbon energy-related activities throughout the world.

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